SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 15, 2009

Domino’s Pizza, Inc.

(Exact name of registrant as specified in its charter)

Commission file number:

333-114442

Delaware	38-2511577
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

30 Frank Lloyd Wright Drive

Ann Arbor, Michigan 48106

(Address of principal executive offices)

(734) 930-3030

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) New Forms of Equity Award Agreements

On July 15, 2008, the Compensation Committee (the “Compensation Committee”) of Domino’s Pizza, Inc. (the “Company”) approved a new form of Non-Qualified Stock Option Agreement for executive officers (the “New Form Option Agreement”) under the Domino’s Pizza, Inc. 2004 Equity Incentive Plan (the “EIP”). The New Form Option Agreement is substantially similar to the previous form of option agreement for executive officers under the EIP, except that the New Form Option Agreement provides for a three-year vesting period. A copy of the New Form Option Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The above description of the New Form Option Agreement is qualified in its entirety by reference to the attached form of such agreement.

The Compensation Committee also approved the issuance of performance-based restricted stock awards to executive officers and directors of the Company and the issuance of performance-based restricted stock unit awards to certain employees of the Company through the following new forms of award agreements under the Equity Incentive Plan: (1) Performance-Based Restricted Stock Agreement and (2) Performance-Based Restricted Stock Unit Award Agreement. Copies of the forms of these agreements are filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

The performance-based restricted stock awards have both time-based and performance-based vesting conditions. These awards provide for a three-year vesting period with each vesting tranche also requiring the achievement of certain applicable performance-based conditions.

On July 16, 2009, the following named executive officers each received the number of stock options and shares of performance-based restricted stock listed after their name; J. Patrick Doyle, 60,000 stock options and 65,000 shares of performance-based restricted stock, Wendy Beck, 30,000 stock options and 35,000 shares of performance-based restricted stock, Michael Lawton, 30,000 stock options and 35,000 shares of performance-based restricted stock, and L. David Mounts, 30,000 stock options and 40,000 shares of performance-based restricted stock. The value of the equity awards granted to the named executive officers on July 16 consistent with the value of long-term compensation awards given to named executive officer in prior years. Historically, stock options have been the primary vehicle for equity compensation of our executive officers. These equity awards differ from historical practice in that a portion of the equity component of our management compensation is now awarded in performance-based restricted stock as an attempt to diversify the types of awards but not the overall value.

Item 9.01	Financial Statements and Exhibits.

(c)

10.1	Form of Non-Qualified Stock Option Agreement under the Domino’s Pizza, Inc. 2004 Equity Incentive Plan.

10.2	Form of Performance-Based Restricted Stock Agreement under the Domino’s Pizza, Inc. 2004 Equity Incentive Plan.

10.3	Form of Performance-Based Restricted Stock Unit Award Agreement under the Domino’s Pizza, Inc. 2004 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOMINO’S PIZZA, INC.
(Registrant)

Date: July 20, 2009	/s/ Kenneth B. Rollin
Kenneth B. Rollin
Executive Vice President and General Counsel

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